UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

Rexahn Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34079	11-3516358

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 268-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.08 Shareholder Director Nominations.

On November 22, 2016, Rexahn Pharmaceuticals, Inc. (the “Company”) set the date of the 2017 Annual Meeting of Stockholders of the Company (the “2017 Annual Meeting”) as April 11, 2017.

Any stockholder proposal intended for inclusion in the Company’s proxy materials for the 2017 Annual Meeting must be received by the Company at its offices at 15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850 no later than December 19, 2016.

Any stockholder intending to present a proposal at the 2017 Annual Meeting without it being included in the Company’s proxy materials must comply with the advance notice provisions of the Company’s Amended and Restated Bylaws. Pursuant to these provisions, the Company must receive the proposal at its offices not earlier than the close of business on December 12, 2016 and not later than the close of business on January 11, 2017 in order to be brought before the 2017 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Date: November 25, 2016	/s/ Tae Heum Jeong
Tae Heum Jeong
Senior Vice President of Finance & Chief Financial Officer